UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 9, 2025

(Date of earliest event reported)

HONG YUAN HOLDING GROUP

(Exact name of registrant as specified in its charter)

Nevada	000-56252	91-2154289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

Room 2103, 21F, No.368, Tianfu 2nd Street

Wuhou District, Chengdu, Sichuan Province China 610094

(Address of principal executive offices, including zip code)

+86-1938218578

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	HGYN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed for the purpose of amending the Current Report on Form 8-K filed by Hong Yuan Holding Group, a Nevada corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on January 7, 2026 (the “Original Form 8-K”). In the Original Form 8-K, the Company disclosed the Report Date on the facing page as January 7, 2026. This was an inadvertent error. The correct date set forth in this Amendment is October 9, 2025. Except as set forth herein, the Original Form 8-K remains unchanged.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 9, 2025, Li Xudong resigned as CFO of Hong Yuan Holding Company. (the “Company”). Also, on October 9, 2025, in the best interests of the Company, the Board appointed Yanli Ma, to be Chief Financial Officer of the Company.

Ms. Yanli Ma has over 25 years of financial management and leadership experience across the petrochemical, catering management, and technology development industries. From July 1999 to April 2015, Ms. Ma served as Financial Manager at Henan Oilfield Nanyang Dazheng Petrochemical Industry Co., Ltd. From April 2015 to March 2021, she was Financial Manager and Financial Director at Zhengzhou Yuxing Catering Management Co., Ltd. From March 2021 to September 2025, Ms. Ma served as Financial Manager at Fengcuiyuan Chang Technology Development Co., Ltd.

Also, on December 1, 2025, in the best interests of the Company, the Board appointed Quanlin Dang as Independent Director of the Company.

Mr. Quanlin Dang is a petroleum geology professional with over 30 years of experience in geological logging, field operations and project management within large-scale oilfield environments. From 1999 to 2019, he worked as Project Manager with Sinopec Henen Oilfield at the Nanyang Branch of the Geological Logging Company under the Henan Petroleum Exploration Bureau.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONG YUAN HOLDING GROUP.

January 12, 2026	By:	/s/ Li Xudong
Date		Li Xudong
Chief Executive Officer
(Principal Executive Officer)